                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE KOREA FUND, INC.
--------------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Declaration of Trust)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                                                                 August 15, 1997

                              THE KOREA FUND, INC.

                                 IMPORTANT NEWS

FOR THE KOREA FUND, INC. STOCKHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some changes affecting your Fund which require a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new investment management, advisory and administration agreement. The following pages give you additional information on Zurich, the proposed new investment management, advisory and administration agreement and certain other matters. The most important matter to be voted upon by you is approval of the new investment management, advisory and administration agreement. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires stockholder approval of a new investment management, advisory and administration agreement with the Fund.

Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management, advisory and administration agreement are the same in all material respects as the investment management, advisory and administration agreement that will be in effect immediately prior to the consummation of the alliance. Similarly, the other service arrangements between you and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If stockholders do not approve the new investment management, advisory and administration agreement, the current investment management, advisory and administration agreement will terminate upon the closing of the transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management, advisory and administration agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  The investment management fees paid by your Fund will remain the same.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. You are also being asked to vote for the approval of a new research and advisory agreement.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account, but only one proxy statement for the Fund. Please vote all issues on EACH proxy card that you receive.

               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                                                                 345 Park Avenue
                                                        New York, New York 10154

THE KOREA FUND, INC.

                                                                 August 15, 1997

Dear Stockholder:

     Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.

     - The investment objective of your Fund will remain the same.

     - The non-interested Directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to your Fund and should enhance Scudder's ability to provide such services.

     Stockholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

Respectfully,

Nicholas Bratt                                       Juris Padegs
President                                            Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                              THE KOREA FUND, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that a Special Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") will be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 21, 1997, at 2:15 p.m., Eastern time, for the following purposes:

              (1)(A) To approve or disapprove a new investment management, advisory and administration agreement between the Fund and its investment manager; and

                 (B) To approve or disapprove a new research and advisory
                     agreement between the Fund's investment manager and its Korean adviser.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of common stock of the Fund at the close of business on August 8, 1997 are entitled to vote at the meeting and at any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                           By Order of the Board of Directors,
                                           Thomas F. McDonough, Secretary

August 15, 1997

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                              THE KOREA FUND, INC.

                   345 PARK AVENUE, NEW YORK, NEW YORK 10154

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Korea Fund, Inc. (the "Fund") for use at the Special Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 21, 1997 at 2:15 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about August 15, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or disapprove any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Proposals 1(A) and 1(B) require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), and as used in this proxy statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1(A) and 1(B) if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposals 1(A) and 1(B).

     Holders of record of the shares of the common stock of the Fund at the close of business on August 8, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding as of June 30, 1997 was 49,999,999.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, and a copy of any more recent semi-annual report, without charge, by calling 1-800-349-4281 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154.

                         PROPOSAL 1(A): APPROVAL OF NEW
                        INVESTMENT MANAGEMENT, ADVISORY
                          AND ADMINISTRATION AGREEMENT

INTRODUCTION

     Scudder acts as the investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated October 14, 1994 (the "Current Investment Management Agreement"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.")

     On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management, advisory and administration agreement (the "New Investment Management Agreement," together with the Current Investment Management Agreement, the "Investment Management Agreement") between the Fund and Scudder Kemper is being proposed for approval by stockholders of the Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

BOARD OF DIRECTORS RECOMMENDATION

     On August 6, 1997 the Board of the Fund, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) ("Non-interested Directors") of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to stockholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

     The Board of the Fund recommends that stockholders vote in favor of the approval of the New Investment Management Agreement.

BOARD OF DIRECTORS EVALUATION

     On July 16, 1997, representatives of Scudder advised the Non-interested Directors of the Fund, by means of a telephone conference call, that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Directors additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the interested Directors discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel.

     In the course of these discussions, Scudder advised the Non-interested Directors that it did not expect that the proposed Transactions would have a material effect on the operations of the Fund or its stockholders. Scudder has advised the Non-interested Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund. Scudder representatives have informed the Directors that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Directors that, although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Fund may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Directors, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Fund and the other investment advisory clients of the new Scudder Kemper organization.

     The Board was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a nonexclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Directors," would be in compliance with this provision of Section 15(f). (See

"Proposal 2: Election of Directors.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors.

     During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Fund; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Fund and from affiliates of Scudder serving the Fund in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Directors considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and ZKI and the intention to maintain separate Scudder and ZKI brands in the mutual fund business. Based on the foregoing, the Non-interested Directors concluded that the Transactions should cause no reduction in the quality of services provided to the Fund and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Directors considered the foregoing factors with respect to the Fund.

     On August 6, 1997, the Directors of the Fund, including the Non-interested Directors of the Fund, approved the New Investment Management Agreement.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive and Managing Director Officer of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting a public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Fund by Scudder, and the information set forth below concerning Zurich has been provided to the Fund by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its opera-tions as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

     Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Investment Manager makes investment decisions, prepares and makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors. The Investment Manager assists the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. The Investment Manager is required to maintain or cause to be maintained for the Fund all books and records required to be maintained under the 1940 Act to the extent such books and records are not maintained or furnished by the Fund's custodian or other agents, and is required to furnish or cause to be furnished all required reports or other information under Korean securities laws. The Investment Manager also supplies the Fund with office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. The Investment Manager renders to the Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to Fund stockholders, preparing and making filings with the Securities and Exchange Commission and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's Custodian. The Investment Manager agrees to pay reasonable salaries, fees and expenses of the Fund's officers and employees and any fees and expenses of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund bears travel expenses (or an appropriate portion of those expenses) of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees of or advisors to the Board. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the

Investment Manager), was paid or became payable by the Fund to any of its officers or Directors who were affiliated with the Investment Manager.

     Under the Current Investment Management Agreement the Fund pays or causes to be paid all of its other expenses, including, among others, the following: organization and certain offering expenses (including out-of-pocket expenses, but not overhead or employee costs of the Investment Manager or of any one or more organizations retained by the Fund or by the Investment Manager as a Korean adviser of the Fund); legal expenses; auditing and accounting expenses; telephone, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses related to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a monthly fee, which, on an annual basis, is equal to 1.15% of the Fund's month-end net assets up to and including $50 million, 1.10% of such net assets on the next $50 million, 1.00% of such net assets on the next $250 million, 0.95% of such net assets on the next $400 million, and 0.90% of such net assets in excess of $750 million. This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Korean securities, the additional time and expense required of the Investment Manager in pursuing such objective and the need to enable the Investment Manager to compensate the Fund's Korean adviser, Daewoo Capital Management Co., Ltd. ("Daewoo" or the "Korean Adviser"). Under the Current Investment Management Agreement, the Investment Manager may retain the services of others, in addition to the Korean Adviser, but at no additional cost to the Fund in connection with its services to the Fund. During the fiscal year ended June 30, 1997, the fees paid to the Investment Manager amounted to $5,914,297.

     Under the Current Investment Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in Korean securities and, in providing such services, may use information furnished by the Korean Adviser and others. Conversely, information furnished by others to the Investment Manager in providing services to other clients may be useful to the Investment Manager in providing services to the Fund.

     The Current Investment Management Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager on 60 days' written notice. The Current Investment Management Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act), but does not terminate upon assignment to a corporate successor to all or substantially all of the Investment Manager's business, or a wholly owned subsidiary of such corporate successor, provided that such assignment does not result in a change of actual control or management of the Investment Manager's business.

     The Fund's license to invest in Korean securities provides that, should the Investment Manager's services be terminated for any reason, the Fund must appoint a successor manager, subject to approval by the Korean Minister of Finance and Economy, within 120 days following such termination. The license provides that such approval will not unreasonably be withheld, but that the Minister of Finance and Economy will revoke the license if the Minister shall have determined that the Fund has not sought in good faith to appoint a successor manager reasonably acceptable to the Minister. In the event such license is terminated, the Board of Directors will consider appropriate actions, including termination of the Fund and liquidation of its assets.

     The Current Investment Management Agreement provides that the Investment Manager is not liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund, in connection with matters to which the Current Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Current Investment Management Agreement.

     Scudder has acted as the Investment Manager for the Fund since the Fund commenced operations on August 17, 1984. The Current Investment Management Agreement is dated October 14, 1994, and was last approved by the Directors on July 22, 1997 and by the stockholders of the Fund on October 11, 1995 and continues until October 14, 1998. The purpose of the last submission to stockholders of the Current Investment Management Agreement was to approve or disapprove the continuance of such agreement.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on the date which is one year from the date of its execution, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of the Fund will take such action, if any, as it deems to be in the best interest of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all the funds advised by Scudder and to permit ease of administration. For example, it is proposed that the New Investment Management Agreement contain provisions that provide that Scudder Kemper shall use its best efforts to seek the best overall terms available in executing transactions for the Fund and selecting brokers and dealers and shall consider on a continuing basis all factors it deems relevant, including the consideration of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Scudder Kemper or an affiliate exercises investment discretion. In addition, with respect to the allocation of investment and sale opportunities among the Fund and other accounts or funds managed by Scudder Kemper, it is proposed that the New Investment Management Agreement provide that Scudder Kemper shall allocate such opportunities in accordance with procedures believed by Scudder Kemper to be equitable to each entity. It is proposed that the New Investment Management Agreement will also clarify that such agreement supersedes all prior agreements.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scud-der provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value and provides fund accounting services for the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the shareholding agent for the Fund. For the fiscal year ended June 30, 1997, the fees paid to SFAC and SSC by the Fund were $310,882 and $15,000, respectively. SFAC and SSC will continue to provide fund accounting and shareholding services to the Fund under the current arrangements if the New Investment Management Agreement is approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

------------------------------

*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote in favor of this Proposal 1(A).

                           PROPOSAL 1(B): APPROVAL OF
                      NEW RESEARCH AND ADVISORY AGREEMENT

     Scudder has entered into a Research and Advisory Agreement, the ("Current Sub-Advisory Agreement") with Daewoo pursuant to which, Daewoo furnishes information, investment recommendations, advice and assistance to Scudder.

     The Current Sub-Advisory Agreement provides that such agreement shall automatically terminate in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement. As discussed in Proposal 1(A), consummation of the Transactions will constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. (See Proposal 1(A) for more information regarding the Current Investment Management Agreement.) In anticipation of the Transactions, a new research and advisory agreement ("New Sub-Advisory Agreement," which together with the Current Sub-Advisory Agreement, the "Sub-Advisory Agreement") between Scudder Kemper and Daewoo is being proposed for approval by stockholders of the Fund. THE NEW SUB-ADVISORY AGREEMENT IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CURRENT SUB-ADVISORY AGREEMENT. The material terms of the Sub-Advisory Agreement are fully described under "The Sub-Advisory Agreement" below. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit C.

     At a special, in-person meeting held on August 6, 1997, the Board of the Fund, including a majority of the Non-interested Directors, voted to approve the New Sub-Advisory Agreement. In considering whether to approve the New Sub-

Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreement, to the extent applicable. (See Proposal 1(A) for more information regarding the Board of Directors' Evaluation.) In addition to the foregoing factors, the Board also considered the requirement of the Fund's license to invest in Korean securities that there be a Korean adviser for the Fund approved by the Korean Minister of Finance and Economy; the Korean Adviser's position as a leading firm in Korea in developing investment research capabilities; information submitted by the Korean Adviser as to revenues and expenses; information relating to the execution of portfolio transactions for the Fund by an affiliate of the Korean Adviser; and various other factors.

THE SUB-ADVISORY AGREEMENT

     The Sub-Advisory Agreement provides that the Korean Adviser shall furnish Scudder with information, investment recommendations, advice and assistance, as Scudder from time to time reasonably requests. In addition, the Sub-Advisory Agreement provides that the Korean Adviser shall maintain a separate staff within its organization to furnish such services exclusively to Scudder. For the benefit of the Fund, the Korean Adviser has agreed to pay the fees and expenses of any directors or officers of the Fund who are directors, officers or employees of the Korean Adviser or its affiliates, except that the Fund has agreed to bear certain travel expenses of such director, officer or employee to the extent such expenses relate to the attendance as a director at a Board meeting of the Fund.

     In return for the services it renders under the Sub-Advisory Agreement, the Korean Adviser will be paid by Scudder monthly compensation which, on an annual basis, is equal to 0.2875% of the value of the Fund's net assets up to and including $50 million; 0.2750% of such assets on the next $50 million; 0.2500% of such assets on the next $250 million; 0.2375% of such assets on the next $400 million; and 0.2250% of such assets in excess of $750 million. During the fiscal year ended June 30, 1997, the fees paid by Scudder to the Korean Adviser, pursuant to the research and advisory agreement amounted to $1,483,785.70.

     The Sub-Advisory Agreement further provides that the Korean Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Korean Adviser in the performance of its duties or from reckless disregard by the Korean Adviser of its obligations and duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement may be terminated without penalty upon sixty
(60) days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and, as stated above, automatically terminates in the event of the termination of the Investment Management Agreement or in the event of its assignment.

     The Current Sub-Advisory Agreement is dated October 14, 1994, and was last approved by the Board on July 22, 1997 and by the stockholders of the Fund on October 11, 1995 and continues until October 14, 1998. The purpose of the last submission to stockholders of the current Sub-Advisory Agreement was to approve or disapprove the continuance of such agreement.

     The New Sub-Advisory Agreement will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Sub-Advisory Agreement will be in effect for an initial term ending on the date which is one year from the date of its execution, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Sub-Advisory Agreement, the Current SubAdvisory Agreement will remain in effect until the closing of the Transactions and the Board will take such action, if any, as it deems to be in the best interests of the Fund and its stockholders. In the event the Transactions are not consummated, the Korean Adviser will continue to provide services to Scudder in accordance with the terms of the Current Sub-Advisory Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors. The New Sub-Advisory Agreement will not be implemented unless Proposal 1(A) is also approved by the stockholders of the Fund.

KOREAN ADVISER

     The Korean Adviser, Daewoo Capital Management Co., Ltd., an investment adviser registered under the United States Investment Advisors Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly-owned by Daewoo Securities Co., Ltd. ("Daewoo Securities"), Daewoo Securities Building, 34-3 Youido-dong, Yongdungpo-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in-capital and revenues in 1996 and an underwriter in the Fund's first four public offerings. Daewoo Securities is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Corporation and certain affiliates of Daewoo Corporation own approximately 12.98% of Daewoo Securities. The table below sets forth the name, principal occupation and address of the principal executive officer and each director of the Korean Adviser.

NAME AND POSITION
WITH THE KOREAN ADVISER     PRINCIPAL OCCUPATION              ADDRESS
-----------------------    -----------------------    -----------------------
Jay-Hee Chun               President, Daewoo          Kangsun Apt. 604-107
President                  Capital Management Co.,    Juyup-dong 50,
                           Ltd.                       Koyang City
                                                      Seoul, Korea
Hee Kang                   Director, Daewoo           Jamsil-dong
                           Capital Management Co.,    72-307 Songpa-gu
                           Ltd.                       Seoul, Korea
Choon Kuk Lee              Director, Daewoo           Jinju Apartment C401
                           Capital Management Co.,    Yoido-dong
                           Ltd.                       Yungdungpo-gu
                                                      Seoul, Korea
Segeun Lee                 Executive Vice             34-3 Yoido-dong
Executive Vice             President,                 Yungdungpo-ku
President                  Daewoo Capital             Seoul, Korea
                           Management Co., Ltd.
Choong Nam Myung           Director, Daewoo           Kalhyun-dong
Executive Director         Capital Management Co.,    521-30 Eunpyung-gu
                           Ltd.                       Seoul, Korea
Ki-Ho Ohm                  Auditor, Daewoo Capital    Sinsigagi APT 327-301
Auditor                    Management Co., Ltd.       Mok-Dong Yangchon-Gu
                                                      Seoul, Korea

     During the fiscal year ended June 30, 1997, Daewoo Securities, with respect to portfolio transactions for the Fund, was paid $54,358, which amounted to 6% of total brokerage commissions paid. The Fund's Korean Adviser is a subsidiary of Daewoo Securities.

REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote in favor of this Proposal 1(B).

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals to be presented at the 1998 meeting of stockholders of the Fund should send their written proposals to the Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc. 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

                                                                       EXHIBIT A

                                  FORM OF NEW
                      INVESTMENT ADVISORY, MANAGEMENT AND
                            ADMINISTRATION AGREEMENT

     AGREEMENT, dated and effective as of                between THE KOREA FUND,
INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

          1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), and to furnish or cause to be furnished all required reports or other information under Korean securities laws, to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self -- regulatory organizations, including preliminary and definitive proxy materials and post -- effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as Korean adviser of the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

          2. In connection with the rendering of the services required under paragraph 1, the Fund and the Manager have entered into an agreement dated the date hereof with Daewoo Capital Management Co., Ltd. to furnish investment advisory services to the Manager pursuant to such agreement. The Manager may also contract with or consult with such banks, other securities firms or other parties in Korea or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.

          3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.15 % per annum of the value of the Fund's net assets up to and including $50 million; 1.10% per annum of the value of the Fund's net assets on the next $50 million of assets; 1.00% per annum of the value of the Fund's net assets on the next $250 million of assets; 0.95% per annum of the value of the Fund's net assets on the next $400 million of assets; and 0.90% per annum of the value of the Fund's net assets in excess of $750 million. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to date of the termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period.

          The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

          4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

          5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

          6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Korean issuers, or from utilizing (in providing such services) information furnished to the Manager by Daewoo Capital Management Co., Ltd. and others as contemplated by sections 1 and 2 of this Agreement by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

          Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

          8. This Agreement shall remain in effect for a period of one year from the day and date first written above, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or inter-ested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

          This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

          9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval.

          10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

          11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart.

          12. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                   KOREA FUND, INC.

                                   By:
                                       -----------------------------------------
                                       Title: President

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By:
                                       -----------------------------------------
                                       Title:

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.
                                                                       EXHIBIT B

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
MONEY MARKET
  Scudder U.S. Treasury Money Fund    Safety, liquidity, and stability of capital and, consistent    0.500%    of net assets
                                      therewith, current income.

  Scudder Cash Investment Trust       Stability of capital while maintaining liquidity of capital    0.500%    to $250 million
                                      and providing current income from money market securities.     0.450%    next $250 million
                                                                                                     0.400%    next $500 million
                                                                                                     0.350%    thereafter

  Scudder Money Market Series         High level of current income consistent with preservation of   0.250%    of net assets
                                      capital and liquidity by investing in a broad range of
                                      short-term money market instruments.
  Scudder Government Money Market     High level of current income consistent with preservation of   0.250%    of net assets
    Series                            capital and liquidity by investing exclusively in
                                      obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in certain repurchase agreements.

TAX FREE MONEY MARKET
  Scudder Tax Free Money Fund         Income exempt from regular federal income taxes and            0.500%    to $500 million
                                      stability of principal through investments in municipal        0.480%    thereafter
                                      securities.

  Scudder Tax Free Money Market       High level of current income consistent with preservation of   0.250%    of net assets
    Series                            capital and liquidity exempt from federal income tax by
                                      investing primarily in high quality municipal obligations.

  Scudder California Tax Free Money   Stability of capital and the maintenance of a constant net     0.500%    of net assets
    Fund                              asset value of $1.00 per share while providing California
                                      tax payers income exempt from both California personal and regular federal income tax through investment in high
                                      quality, short-term tax-exempt California municipal
                                      securities.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------

  Scudder New York Tax Free Money     Stability of capital and income exempt from New York state     0.500%    of net assets
    Fund                              and New York City personal income taxes and regular federal income tax through investment in high quality, short-term
                                      municipal securities in New York.

TAX FREE
  Scudder Limited Term Tax Free Fund  High level of income exempt from regular federal income tax    0.600%    of net assets
                                      consistent with a high degree of principal stability.

  Scudder Medium Term Tax Free Fund   High level of income exempt from regular federal income tax    0.600%    to $500 million
                                      and limited principal fluctuation through investment           0.500%    thereafter
                                      primarily in high grade intermediate term municipal
                                      securities.

  Scudder Managed Municipal Bonds     Income exempt from regular federal income tax primarily        0.550%    to $200 million
                                      through investments in high-grade long-term municipal          0.500%    next $500 million
                                      securities.                                                    0.475%    thereafter

  Scudder High Yield Tax Free Fund    High level of income, exempt from regular federal income       0.650%    to $300 million
                                      tax, from an actively managed portfolio consisting primarily   0.600%    thereafter
                                      of investment grade municipal securities.

  Scudder California Tax Free Fund    Income exempt from both California state personal income tax   0.625%    to $200 million
                                      and regular federal income tax primarily through investment    0.600%    thereafter
                                      grade municipal securities.

  Scudder Massachusetts Limited Term  A high level of income exempt from both Massachusetts          0.600%    of net assets
    Tax Free Fund                     personal income tax and regular federal income tax as is
                                      consistent with a high degree of price stability.

  Scudder Massachusetts Tax Free      A high level of income exempt from both Massachusetts          0.600%    of net assets
    Fund                              personal income tax and regular federal income tax through investment primarily in long-term investment-grade municipal securities in Massachusetts.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------

  Scudder New York Tax Free Fund      Income exempt from New York state and New York City personal   0.625%    to $200 million
                                      income taxes and regular federal income tax through            0.600%    thereafter
                                      investment primarily in long-term investment-grade municipal securities in New York.

  Scudder Ohio Tax Free Fund          Income exempt from Ohio personal income tax and regular        0.600%    of net assets
                                      federal income tax through investment primarily in
                                      investment-grade municipal securities in Ohio.

  Scudder Pennsylvania Tax Free Fund  Income exempt from Pennsylvania personal income tax and        0.600%    of net assets
                                      regular federal income tax through investment primarily in investment-grade municipal securities in Pennsylvania.

U.S. INCOME
  Scudder Short Term Bond Fund        High level of income consistent with a high degree of          0.600%    to $500 million
                                      principal stability through investments primarily in high      0.500%    next $500 million
                                      quality short-term bonds.                                      0.450%    next $500 million
                                                                                                     0.400%    next $500 million
                                                                                                     0.375%    next $1 billion
                                                                                                     0.350%    thereafter

  Scudder Zero Coupon 2000 Fund       High investment returns over a selected period as is           0.600%    of net assets
                                      consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

  Scudder GNMA Fund                   High current income and safety of principal primarily from     0.650%    to $200 million
                                      investment in U.S. Government mortgage-backed GNMA             0.600%    next $300 million
                                      securities.                                                    0.550%    thereafter

  Scudder Income Fund                 A high level of income, consistent with the prudent            0.650%    to $200 million
                                      investment of capital, through a flexible investment program   0.600%    next $300 million
                                      emphasizing high-grade bonds.                                  0.550%    thereafter

  Scudder High Yield Bond Fund        A high level of current income and capital appreciation        0.700%    of net assets
                                      through investment primarily in below investment-grade
                                      domestic debt securities.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
GLOBAL INCOME
  Scudder Global Bond Fund            Total return with an emphasis on current income by investing   0.750%    to $1 billion
                                      primarily in high-grade bonds denominated in foreign           0.700%    thereafter
                                      currencies and the U.S. dollar.

  Scudder International Bond Fund     Income primarily by investing in high-grade international      0.850%    to $1 billion
                                      bonds and protection and possible enhancement of principal     0.800%    thereafter
                                      value by actively managing currency, bond market and
                                      maturity exposure and by security selection.

  Scudder Emerging Markets Income     High current income and, secondarily, long-term capital        1.000%    of net assets
    Fund                              appreciation by investing primarily in high-yielding debt
                                      securities issued in emerging markets.

ASSET ALLOCATION
  Scudder Pathway Conservative        Current income and, secondarily, long-term growth of capital   0.000%
    Portfolio                         by investing substantially in bond mutual funds, but will
                                      have some exposure to equity mutual funds.

  Scudder Pathway Balanced Portfolio  Balance of growth and income by investing in a mix of money    0.000%
                                      market, bond and equity mutual funds.

  Scudder Pathway Growth Portfolio    Long-term growth of capital by investing predominantly in      0.000%
                                      equity mutual funds designed to provide long-term growth.

  Scudder Pathway International       Maximize total return by investing in a select mix of          0.000%
    Portfolio                         established international and global Scudder Funds.

U.S. GROWTH AND INCOME
  Scudder Balanced Fund               A balance of growth and income from a diversified portfolio    0.700%    of net assets
                                      of equity and fixed income securities and long-term
                                      preservation of capital through a quality oriented
                                      investment approach designed to reduce risk.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------

  Scudder Growth and Income Fund      Long-term growth of capital, current income and growth of      0.600%    to $500 million
                                      income primarily from common stocks, preferred stocks and      0.550%    next $500 million
                                      securities convertible into common stocks.                     0.500%    next $500 million
                                                                                                     0.475%    next $500 million
                                                                                                     0.450%    next $1 billion
                                                                                                     0.425%    next $1 billion
                                                                                                     0.405%    thereafter

U.S. GROWTH
  Scudder Large Company Value Fund    Maximize long-term capital appreciation through a value        0.750%    to $500 million
    (formerly Scudder Capital Growth  driven investment program emphasizing common stocks and        0.650%    next $500 million
    Fund)                             preferred stocks.

  Scudder Value Fund                  Long-term growth of capital through investment in              0.700%    of net assets
                                      undervalued equity securities.

  Scudder Small Company Value Fund    Long-term growth of capital by investing primarily in          0.750%    of net assets
                                      undervalued equity securities of small U.S. companies.

  Scudder Micro Cap Fund              Long-term growth of capital by investing primarily in a        0.750%    of net assets
                                      diversified portfolio of U.S. micro-cap common stocks.

  Scudder Classic Growth Fund         Long-term growth of capital while keeping the value of its     0.700%    of net assets
                                      shares more stable than other growth mutual funds.

  Scudder Large Company Growth Fund   Long-term growth of capital through investment primarily in    0.700%    of net assets
    (formerly Scudder Quality Growth  the equity securities of seasoned, financially strong U.S.
    Fund)                             growth companies.

  Scudder Development Fund            Long-term growth of capital by investing primarily in equity   1.000%    to $500 million
                                      securities of emerging growth companies.                       0.950%    next $500 million
                                                                                                     0.900%    thereafter

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------

  Scudder 21st Century Growth Fund    Long-term growth of capital by investing primarily in the      1.000%    of net assets
                                      securities of emerging growth companies poised to be leaders in the 21st century.

GLOBAL GROWTH
  Scudder Global Fund                 Long-term growth of capital through investment in a            Effective 9/11/97
                                      diversified portfolio of marketable foreign and domestic       1.000%    to $500 million
                                      securities, primarily equity securities.                       0.950%    next $500 million
                                                                                                     0.900%    next $500 million
                                                                                                     0.850%    thereafter

  Institutional International Equity  Long-term growth of capital primarily through a diversified    0.900%    of net assets
    Portfolio                         portfolio of marketable foreign equity securities.

  Scudder International Growth and    Long-term growth of capital and current income primarily       1.000%    of net assets
    Income Fund                       from foreign equity securities

  Scudder International Fund          Long-term growth of capital primarily through a diversified    0.900%    to $500 million
                                      portfolio of marketable foreign equity securities.             0.850%    next $500 million
                                                                                                     0.800%    next $1 billion
                                                                                                     0.750%    next $1 billion
                                                                                                     0.700%    thereafter

  Scudder Global Discovery Fund       Above-average capital appreciation over the long-term by       1.100%    of net assets
                                      investing primarily in the equity securities of small
                                      companies located throughout the world.

  Scudder Emerging Markets Growth     Long-term growth of capital primarily through equity           1.25%     of net assets
    Fund                              investments in emerging markets around the globe.

  Scudder Gold Fund                   Maximum return consistent with investing in a portfolio of     1.000%    of net assets
                                      gold-related equity securities and gold.

  Scudder Greater Europe Growth Fund  Long-term growth of capital through investment primarily in    1.000%    of net assets
                                      the equity securities of European companies.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------

  Scudder Pacific Opportunities Fund  Long-term growth of capital primarily through investment in    1.100%    of net assets
                                      the equity securities of Pacific Basin companies, excluding
                                      Japan.

  Scudder Latin America Fund          Long-term capital appreciation through investment primarily    Effective 9/11/97:
                                      in the securities of Latin American issuers.                   1.250%    to $1 billion
                                                                                                     1.150%    thereafter

  The Japan Fund, Inc.                Long-term capital appreciation through investment primarily    0.850%    to $100 million
                                      in equity securities of Japanese companies.                    0.750%    next $200 million
                                                                                                     0.700%    next $300 million
                                                                                                     0.650%    thereafter

CLOSED-END FUNDS
  The Argentina Fund, Inc.            Long-term capital appreciation through investment primarily    Adviser:
                                      in equity securities of Argentine issuers.                     Effective 11/1/97:
                                                                                                     1.100%    of net assets
                                                                                                     Sub-Advisor:
                                                                                                     Paid by Adviser.
                                                                                                     0.160%    of net assets

  The Brazil Fund, Inc.               Long-term capital appreciation through investment primarily    1.200%    to $150 million
                                      in equity securities of Brazilian issuers.                     1.050%    next $150 million
                                                                                                     1.000%    thereafter

                                                                                                     Effective 10/29/97:
                                                                                                     1.200%    to $150 million
                                                                                                     1.050%    next $150 million
                                                                                                     1.000%    next $200 million
                                                                                                     0.900%    thereafter

                                                                                                     Administrator:
                                                                                                     Receives an annual
                                                                                                     fee of $50,000

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
  The Korea Fund, Inc.                Long-term capital appreciation through investment primarily
                                      in equity securities of Korean issuers.                       Adviser:   to $50 million
                                                                                                     1.150%    next $50 million
                                                                                                     1.100%    next $250 million
                                                                                                     1.000%    next $400 million
                                                                                                     0.950%    thereafter
                                                                                                     0.900%
                                                                                                     Sub-Adviser - Daewoo:
                                                                                                     Paid by Adviser.
                                                                                                     0.2875%   to $50 million
                                                                                                     0.275%    next $50 million
                                                                                                     0.250%    next $250 million
                                                                                                     0.2375%   next $400 million
                                                                                                     0.225%    thereafter

  The Latin America Dollar Income     High level of current income and, secondarily, capital         1.200%    of net assets
    Fund, Inc.                        appreciation through investment principally in dollar-
                                      denominated Latin American debt instruments.

  Montgomery Street Income            High level of current income consistent with prudent           0.500%    to $150 million
    Securities, Inc.                  investment risks through a diversified portfolio primarily     0.450%    next $50 million
                                      of debt securities.                                            0.400%    thereafter

  Scudder New Asia Fund, Inc.         Long-term capital appreciation through investment primarily    1.250%    to $75 million
                                      in equity securities of Asian companies.                       1.150%    next $125 million
                                                                                                     1.100%    thereafter

  Scudder New Europe Fund, Inc.       Long-term capital appreciation through investment primarily    1.250%    to $75 million
                                      in equity securities of companies traded on smaller or         1.150%    next $125 million
                                      emerging European markets and companies that are viewed as     1.100%    thereafter
                                      likely to benefit from changes and developments throughout
                                      Europe.

  Scudder Spain and Portugal Fund,    Long-term capital appreciation through investment primarily
    Inc.                              in equity securities of Spanish & Portuguese issuers.         Adviser:   of net assets
                                                                                                     1.000%
                                                                                                     Administrator:
                                                                                                     0.200%    of net assets

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------

  Scudder World Income Opportunities  High income and, consistent therewith, capital appreciation.   1.200%    of net assets
    Fund, Inc.

INSURANCE PRODUCTS
  Balanced Portfolio                  Balance of growth and income consistent with long-term         0.475%    of net assets
                                      preservation of capital through a diversified portfolio of equity and fixed income securities.

  Bond Portfolio                      High level of income consistent with a high quality            0.475%    of net assets
                                      portfolio of debt securities.

  Capital Growth Portfolio            Long-term capital growth from a portfolio consisting           0.475%    to $500 million
                                      primarily of equity securities.                                0.450%    thereafter

  Global Discovery Portfolio          Above-average capital appreciation over the long-term by       0.975%    of net assets
                                      investing primarily in the equity securities of small
                                      companies located throughout the world.

  Growth and Income Portfolio         Long-term growth of capital, current income and growth of      0.475%    of net assets
                                      income.

  International Portfolio             Long-term growth of capital primarily through diversified      0.875%    to $500 million
                                      holdings of marketable foreign equity investments.             0.775%    thereafter

  Money Market Portfolio              Stability of capital and, consistent therewith, liquidity of   0.370%    of net assets
                                      capital and current income.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
AARP FUNDS
  AARP High Quality Money Fund        Current income and liquidity, consistent with maintaining      0.350%    to $2 billion
                                      stability and safety of principal, through investment in       0.330%    next $2 billion
                                      high quality securities.                                       0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                     0.100%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP Balanced Stock and Bond Fund   Long-term growth of capital and income, consistent with a      0.350%    to $2 billion
                                      stable share price, through investment in a combination of     0.330%    next $2 billion
                                      stocks, bonds and cash reserves.                               0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                     0.190%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP Capital Growth Fund            Long-term capital growth, consistent with a stable share       0.350%    to $2 billion
                                      price, through investment primarily in common stocks and       0.330%    next $2 billion
                                      securities convertible into common stocks.                     0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                     0.320%    of net assets

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
  AARP Global Growth Fund             Long-term growth of capital, consistent with a stable share    0.350%    to $2 billion
                                      price, through investment primarily in a diversified           0.330%    next $2 billion
                                      portfolio of equity securities of corporations worldwide.      0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.550%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP Growth and Income Fund         Long-term growth of capital and income, consistent with a      0.350%    to $2 billion
                                      stable share price, through investment primarily in common     0.330%    next $2 billion
                                      stocks and securities convertible into common stocks.          0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.190%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP International Stock Fund       Long-term growth of capital, consistent with a stable share    0.350%    to $2 billion
                                      price, through investment primarily in foreign equity          0.330%    next $2 billion
                                      securities.                                                    0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.600%    of net assets

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
  AARP Small Company Stock Fund       Long-term growth of capital, consistent with a stable share    0.350%    to $2 billion
                                      price, through investment primarily in stocks of small U.S.    0.330%    next $2 billion
                                      companies.                                                     0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                             INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.550%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP U.S. Stock Index Fund          Long-term growth of capital, consistent with greater share     0.350%    to $2 billion
                                      price stability than a S&P 500 index fund, by taking an        0.330%    next $2 billion
                                      indexing approach to investing in common stocks, emphasizing   0.300%    next $2 billion
                                      higher dividend stocks while maintaining investment            0.280%    next $2 billion
                                      characteristics otherwise similar to the S&P 500 index.        0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                             INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.000%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP Bond Fund for Income           High level of current income, consistent with greater share    0.350%    to $2 billion
                                      price stability than a long term bond, through investment      0.330%    next $2 billion
                                      primarily in investment-grade debt securities.                 0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                             INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.280%    of net assets

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
  AARP GNMA and U.S. Treasury Fund    High level of current income, consistent with greater share    0.350%    to $2 billion
                                      price stability than a long-term bond, through investment      0.330%    next $2 billion
                                      principally in U.S. Government-guaranteed GNMA securities      0.300%    next $2 billion
                                      and U.S. Treasury obligations.                                 0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.120%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP High Quality Bond Fund         High level of income, consistent with greater share price      0.350%    to $2 billion
                                      stability than a long-term bond, through investment            0.330%    next $2 billion
                                      primarily in a portfolio of high quality securities            0.300%    next $2 billion
                                                                                                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                    ----------------------------
                                                                                                     0.190%    of net assets

  AARP Diversified Growth Portfolio   Long-term growth of capital through investment primarily in    There will be no fee as the
                                      AARP stock mutual funds.                                       manager will receive a fee
                                                                                                     from the underlying funds.

  AARP Diversified Income Portfolio   Current income with modest capital appreciation through        There will be no fee as the
                                      investment primarily in AARP bond mutual funds.                manager will receive a fee
                                                                                                     from the underlying funds.

                FUND                                           OBJECTIVE                            FEE RATE    PROGRAM ASSETS
------------------------------------  ------------------------------------------------------------  --------   -----------------
  AARP High Quality Tax Free Money    Current income exempt from federal income taxes and            0.350%    to $2 billion
    Fund                              liquidity, consistent with maintaining stability and safety    0.330%    next $2 billion
                                      of principal, through investment in high-quality municipal     0.300%    next $2 billion
                                      securities.                                                    0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                     0.100%    of net assets

                                                                                                    FEE RATE    PROGRAM ASSETS
                                                                                                    --------   -----------------
  AARP Insured Tax Free General Bond  High level of income free from federal income taxes,           0.350%    to $2 billion
    Fund                              consistent with greater share price stability than a           0.330%    next $2 billion
                                      long-term municipal bond, through investment primarily in      0.300%    next $2 billion
                                      municipal securities covered by insurance.                     0.280%    next $2 billion
                                                                                                     0.260%    next $3 billion
                                                                                                     0.250%    next $3 billion
                                                                                                     0.240%    thereafter
                                                                                                     INDIVIDUAL FUND FEE
                                                                                                     0.190%    of net assets

                                                                       EXHIBIT C

                                  FORM OF NEW
                        RESEARCH AND ADVISORY AGREEMENT

                        Scudder Kemper Investment, Inc.
                                345 Park Avenue
                            New York, New York 10154

                                                                          , 1997

Daewoo Capital Management Co., Ltd.
34-3, Youido-dong
Yongdungpo-gu
Seoul, Korea

Dear Sirs:

     We have entered into an Investment Advisory, Management and Administration
Agreement (the "Management Agreement") dated as of,             , 1997 with The
Korea Fund, Inc., a Maryland corporation (the "Fund"), pursuant to which we act as investment adviser to and manager of the Fund. A copy of the Management Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

          1. You agree to furnish to us such information, investment recommendations, advice and assistance, as we shall from time to time reasonably request. In that connection, you agree to continue to maintain a separate staff within your organization to furnish such services exclusively to us. In addition, for the benefit of the Fund, you agree to pay the fees and expenses of any directors or officers of the Fund who are directors, officers or employees of you or of any of your affiliates, except that the Fund shall bear travel expenses of one (but not more than one) director, officer or employee of you or any of your affiliates who is not a resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors of the Fund in the United States and shall also bear the travel expenses of any other director, officer or employee of you or of any of your affiliates who is resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors outside of the United States.

          2. We agree to pay in United States dollars to you, as compensation for services to be rendered by you hereunder, a monthly fee which, on an annual basis, is equal to 0.2875% per annum of the value of the Fund's net assets up to an including $50 million, 0.2750% per annum of the value of the Fund's net assets on the next $50 million of assets; 0.2500% per annum of the value of the Fund's net assets on the next $250 million of assets; 0.2375% per annum of the value of the Fund's net assets on the next $400 million of assets; and 0.2250% per annum of the value of the Fund's net assets in excess of $750 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee shall be made by us to you within the fifteen days next following the day as of which such payment is so computed.

          The value of the net assets of the Fund shall be determined pursuant to applicable provision of the Certificate of Incorporation and By-laws of the Fund.

          We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section
     1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We have furnished you with informal memoranda, copies of which are attached to this Agreement, reflecting our understanding of our working procedures with you, which may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

          3. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

          4. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in
     Section 1 hereof.

          5. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

          6. You represent and warrant that you are registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

          7. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended.

          8. We and the Fund agree that you may rely on information reasonably believed by you to be accurate and reliable. We and the Fund further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

          9. This Agreement shall remain in effect for a period of one year from the day and date first written above and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given above or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Management Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

          10. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval.

          11. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

           Addressed

           If to Scudder Kemper Investments, Inc. to:
                Scudder Kemper Investments, Inc.
                345 Park Avenue
                New York, NY 10154
                Attention: President
                (Facsimile No. 212-319-7813)

           If to Daewoo Capital Management Co., Ltd., to:
                34-3, Youido-dong
                Yongdungpo-gu
                Seoul, Korea
                Attention: Chairman
                (Facsimile No. 011-822-784-0826)

     or to such other address as to which the recipient shall have informed the other party.

          Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

          12. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                   Very truly yours,

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By
                                   ---------------------------------------------
                                      President

     The foregoing agreement is hereby accepted as of the date first above written.

                                           DAEWOO CAPITAL
                                           MANAGEMENT CO., LTD.

                                           By
                                           -------------------------------------
                                             Chairman

                                           Accepted:
                                           THE KOREA FUND, INC.

                                           By
                                           -------------------------------------
                                             President

                              THE KOREA FUND, INC.

PROXY                                                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 21, 1997

    The undersigned hereby appoints Juris Padegs, Chang-Hee Kim and Hugh T. Patrick and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 21, 1997 at 2:15 p.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1(A). To approve the new Investment Management, Advisory and Administration
      Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

1(B). To approve the new Research and Advisory Agreement between the Fund's investment manager and Daewoo Capital Management Co., Ltd.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          ------------------------------------------------------------
                           (continued on other side)

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated,                      1997
                                         ---------------------------------------

                                PLEASE SIGN AND
                      RETURN PROMPTLY IN ENCLOSED ENVELOPE